                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 28, 2000

                         PINNACLE ENTERTAINMENT, INC.
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                             0-10619                     95-3667491
(State or Other Jurisdiction                (Commission                 (IRS Employer
      of Incorporation)                     File Number)               Identification No.)




330 N. Brand Boulevard, Suite 1100, Glendale, California                           91203
       (Address of Principal Executive Offices)                                  (Zip Code)



      Registrant's telephone number, including area code:  (818) 662-5900

Item 5.     Other Events.

      On February 28, 2000, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Exhibits.

      99.1  Press Release dated February 28, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PINNACLE ENTERTAINMENT, INC.


Date:  March 6, 2000                   By: /s/ Bruce C. Hinckley
                                          -----------------------------
                                          Bruce C. Hinckley
                                          Chief Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit             Description
-------             -----------

99.1                Press Release dated February 28, 2000.